UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported):	June 17, 2019

SEMPRA ENERGY
(Exact name of registrant as specified in its charter)

CALIFORNIA	1-14201	33-0732627
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

488 8th AVENUE, SAN DIEGO, CALIFORNIA	92101
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(619) 696-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:
Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Sempra Energy Common Stock, without par value	SRE	NYSE

Sempra Energy 6% Mandatory Convertible Preferred Stock, Series A,	SREPRA	NYSE
$100 liquidation preference

Sempra Energy 6.75% Mandatory Convertible Preferred Stock, Series B,	SREPRB	NYSE
$100 liquidation preference

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

FORM 8-K

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

DIRECTOR APPOINTMENTS

On June 17, 2019, Sempra Energy’s (the “Company”) Board of Directors (the “Board”) appointed Bethany J. Mayer, age 57, and Cynthia J. Warner, age 60, to serve on the Board. Ms. Mayer was named to serve on the Environmental, Health, Safety and Technology Committee and Ms. Warner was named to serve on the Compensation Committee and Corporate Governance Committee. These appointments and committee assignments are effective on June 19, 2019.

Ms. Mayer and Ms. Warner will participate in the Company’s standard compensation program for non-employee directors, as described in the Company’s proxy statement filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 22, 2019, with the following changes to the program:

•
Reduced the initial equity grant from a market value of $180,000 to $90,000 in restricted stock units or deferred phantom shares that will fully vest on the first anniversary of the date of grant rather than in three equal annual installments on the first three anniversaries of the date of grant; and

•
Directors who receive an initial equity grant will be entitled to receive an annual equity grant in restricted stock units or deferred phantom shares at the annual shareholders meeting in the year following the date of the initial equity grant rather than at the second annual shareholders meeting following the initial equity grant.

Ms. Mayer will also receive a grant with a market value of $90,000 in restricted stock units that will fully vest on the first anniversary of the date of grant. As Ms. Mayer has already been a non-employee director of the Company, she is not eligible to receive an initial equity grant under the director compensation program described above. Ms. Warner will receive an initial equity grant as described above.

The Company's intention to appoint Ms. Warner to the Board of Directors in June and the background of her appointment was disclosed in a Form 8-K filed by the Company with the SEC on March 11, 2019 and is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEMPRA ENERGY,
(Registrant)

Date: June 19, 2019	By: /s/ Trevor I. Mihalik
Trevor I. Mihalik Executive Vice President and Chief Financial Officer